UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-21162

Name of Fund:  Merrill Lynch Fundamental Growth Principal Protected
               Fund of Merrill Lynch Principal Protected Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Fundamental Growth Principal Protected Fund of
   Merrill Lynch Principal Protected Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011,
   Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 08/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Fundamental Growth
Principal Protected Fund


Annual Report
August 31, 2004


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov.Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Fundamental Growth
Principal Protected Fund
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Fundamental Growth Principal Protected Fund


Portfolio Information As of August 31, 2004 (unaudited)


Ten Largest Holdings                           Percent of
(Equity Investments)                           Net Assets

General Electric Company                           2.7%
Microsoft Corporation                              2.3
3M Co.                                             2.0
Intel Corporation                                  1.7
Cisco Systems, Inc.                                1.7
Alcon, Inc.                                        1.2
Medtronic, Inc.                                    1.2
Schlumberger Limited                               1.2
Nike, Inc. (Class B)                               1.0
eBay Inc.                                          0.9



Five Largest Industries                        Percent of
(Equity Investments)*                          Net Assets

Industrial Conglomerates                           4.7%
Health Care Equipment & Supplies                   4.3
Software                                           4.0
Communications Equipment                           3.0
Semiconductors & Semiconductor Equipment           2.7

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



                                               Percent of
                                                 Total
Asset Mix                                     Investments

Fixed Income                                      59.7%
Common Stocks                                     39.6
Other*                                             0.7

*Includes portfolio holdings in short-term investments.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004



A Letter From the President


Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. The Fed raised the Federal Funds rate 75 basis points (.75%) in three separate moves since June, bringing the target short-term interest rate to 1.75% - still low by historical standards. The Fed has been deliberate in telegraphing its intention to take a "measured" approach to interest rate increases in order to avoid upsetting the economy or the financial markets, while still leaving room to move more aggressively if inflation and economic growth accelerate more than anticipated. The forward curve currently projects further increases in short-term interest rates before year-end.

In addition to the monetary policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election. While recent months brought intermittent equity market weakness, returns for the year remained positive.
The Standard & Poor's 500 (S&P 500) Index returned +11.46% for the 12-month period ended August 31, 2004. Supporting the stock market, despite the aforementioned uncertainties, was continued strong corporate earnings growth. Company reports have continued to surprise investors, in many cases still exceeding consensus earnings forecasts.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund was effectively able to preserve investor principal during the fiscal year while also providing modest capital appreciation.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2004, Merrill Lynch Fundamental Growth Principal Protected Fund's Class A, Class B, Class C and Class I Shares had total returns of +1.50%, +0.81%, +0.78% and +1.79%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Fund's all-equity benchmarks, the Standard & Poor's 500 (S&P 500) Index and the S&P 500 Barra Growth Index, returned +11.46% and +6.94%, respectively. The Lipper Balanced Target Maturity Funds category provided an average return of +3.37% for the 12-month period. (Funds in this Lipper category invest to provide a guaranteed return of investment at maturity. Some of the assets are invested in zero coupon U.S. Treasury securities, while the remainder is in equity securities for long-term growth of capital and income.)

Because the Fund incorporates a fixed income component, it will, at times, outperform or underperform its all-equity benchmarks. As of August 31, 2004, the Fund's allocation was 39.6% in equities and 59.7% in fixed income securities. We use a mathematical formula to determine the allocation between these two components with the objective of preserving the principal value of Fund shares. The
U.S. stock market remained strong for the majority of the year; therefore, the Fund's fixed income position served to hamper returns relative to the all-equity benchmarks. Nevertheless, the Fund was successfully able to preserve investor principal during the period while also providing modest capital appreciation.

The performance of the Fund's equity component was hampered in the final month of the period, when several of the largest and highest-quality information technology (IT) companies in the portfolio suffered substantial stock price declines. The two largest detractors during this time were Intel Corporation and Cisco Systems Inc. Other major IT holdings experienced more than 10 percentage points in stock price depreciation in August. These were Agilent Technologies Inc., Analog Devices Inc., Hewlett-Packard Co. and Corning Inc. Nevertheless, we maintained our positions in these companies, based on what we believe is a compelling investment case. These companies' managements have articulated ongoing prospects for continued above-average growth in revenues and earnings, while the stock market valuations for these same companies have declined to below-average levels compared to the last decade. However, we did liquidate our positions in Nortel Networks Corp. and EMC Corp., two IT companies that had the most negative effect on performance in the second half of the fiscal year. In the 12 months ended August 31, 2004, the IT sector declined by more than twice as much as the consumer discretionary sector, which was the next worst-performing sector in the S&P 500 Index.

Within the equity portfolio, the most favorable performance results for the year came from our investments in the healthcare sector. Individual stocks that provided substantial positive returns were Alcon Inc., Boston Scientific Corp., Wellpoint Health Networks Inc., Varian Medical Systems Inc., Dentsply International Inc., Genentech Inc. and UnitedHealth Group Inc. We liquidated our positions in Wellpoint, Genentech and UnitedHealth Group, based on both their relatively high valuations and anticipated changes in the companies' business fundamentals. The poorest relative return in the healthcare sector came from Forest Laboratories Inc., which declined 2.45% for the fiscal year. The stock price has been depressed since February 2004 on investor worries about a U.S. Food and Drug Administration investigation of the use of antidepressant drugs, including Forest Laboratories' drugs, in the treatment of childhood depression. The selloff of the company's stock was the single most negative factor in the healthcare sector in the final six months of the period. However, we maintained our position given a positive outlook for the company's new Alzheimer's drug.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004



The second-largest positive contribution to equity performance came from our stock selection and investment strategy in the energy sector. The leading investments were Schlumberger Ltd., Apache Corp., Devon Energy Corp. and Baker Hughes Inc. Finally, the industrials sector was the third most positive industry for the equity portion of the Fund this year. Contributing most to performance in this sector were 3M Co., Rockwell Automation Inc., Apollo Group Inc., Cummins Inc. and Paccar Inc.


What changes were made to the portfolio during the fiscal year?

The allocation between the portfolio's equity and bond components has varied during the past 12 months, with the equity allocation ranging from 39% of portfolio assets to 60% and the fixed income allocation ranging from 38% to 60%, as we saw interest rates change in a somewhat volatile market. During the period, the Fund's fixed income component was invested in U.S. Treasury zero coupon bonds set to mature close to the expiration of the Fund, which is seven years from its commencement of operations (November 13, 2009).

In terms of the Fund's equity component, we made no major changes in our sector weightings or investment strategy in the first half of the year. In the six months that followed, however, we meaningfully reduced our position in the consumer discretionary sector and shifted the exposure to the industrials and energy sectors. In the consumer discretionary sector, we eliminated our positions in Krispy Kreme Doughnuts Inc., Ross Stores Inc., Tiffany & Co., PETsMart Inc. and Mandalay Resort Group. In the industrials sector, we introduced positions in Cummins Inc., PACCAR Inc. and Eaton Corp. The heavy-duty truck market is experiencing a major cyclical growth in demand for replacement and more environmentally safe vehicles. We expect this trend to continue for a meaningful time period. We also added Monster Worldwide Inc., as employment growth in the service sector of the U.S. economy is causing a cyclical upturn in the growth rates for employment-search and advertising services. Our increased investment weighting in the energy sector was primarily the result of the capital appreciation of our stock holdings in this sector.


How would you characterize the Fund's position at the close of the period?

We continue to strive to protect the original principal value of shares, while also offering shareholders some capital appreciation potential. To this end, the allocation between the Fund's fixed income and equity components will continue to vary as market conditions change. At the close of the period, the Fund's allocation favored fixed income.

Entering 2004, we anticipated that real growth in the U.S. economy would shift from being led by consumer spending to being fueled by increased capital spending. In fact, we have seen this transition take place. The demand for capital goods - ranging from the latest wireless communication infrastructure to rail locomotives and heavy-duty commercial trucks - has been in a rising trend so far in 2004. The U.S. steel industry is in its most profitable position in decades due to the global demand for its products for use in motor vehicles, large crude oil carriers and new liquefied natural gas vessels, among other things.

Overall, the levels of corporate free cash flow and reported profits are close to record highs. Although the Federal Reserve Board (the
Fed) has started to gradually raise short-term interest rates from their record low levels, the Fed seems committed to following a measured pace, and it appears this tightening process is not likely to retard capital investment plans by small businesses and corporations. Against this backdrop, our equity investment strategy remains focused on the largest and highest-quality companies in the capital goods sectors of the stock market.


Lawrence R. Fuller
Vice President and Equity Portfolio Manager


September 24, 2004



If you would like a copy, free of charge, of the most recent annual or quarterly report of Main Place Funding, LLC, the Warranty Provider, or its parent corporation, Bank of America Corporation, please contact the Fund at 1-800-MER-FUND.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                                 6-Month        12-Month   Since Inception
As of August 31, 2004                                          Total Return   Total Return   Total Return
ML Fundamental Growth Principal Protected Fund Class A Shares*     -5.75%        + 1.50%        + 5.46%
ML Fundamental Growth Principal Protected Fund Class B Shares*     -6.06         + 0.81         + 4.03
ML Fundamental Growth Principal Protected Fund Class C Shares*     -6.14         + 0.78         + 4.00
ML Fundamental Growth Principal Protected Fund Class I Shares*     -5.57         + 1.79         + 5.96
S&P 500 R Index**                                                  -2.74         +11.46         +29.15
S&P 500/Barra Growth Index***                                      -4.73         + 6.94         +19.95
Lehman Brothers Aggregate Bond Index****                           +1.15         + 6.13         + 8.78

   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 11/13/02.

  ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and
     30% of NYSE issues. Since inception total return is from 11/13/02.

 *** This unmanaged Index is a capitalization-weighted index of all stocks in the S&P 500 Index that have higher price-to-book ratios. Since inception total return is from 11/13/02.

**** This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity. Since inception total return is from 11/13/02.

     S&P 500 is a registered trademark of the McGraw-Hill Companies.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML Fundamental Growth Principal Protected Fund++ Class A and Class B Shares* compared to a similar investment in S&P 500 Index++++, S&P 500/Barra Growth Index++++++ and Lehman Brothers Aggregate Bond Index++++++++. Values illustrated are as follows:


ML Fundamental Growth Principal Protected Fund++
Class A Shares*

Date                              Value

11/13/2002**                    $ 9,475.00
August 2003                     $ 9,845.00
August 2004                     $ 9,993.00


ML Fundamental Growth Principal Protected Fund++
Class B Shares*

Date                              Value

11/13/2002**                    $10,000.00
August 2003                     $10,320.00
August 2004                     $10,003.00


S&P 500 Index++++

Date                              Value

11/13/2002**                    $10,000.00
August 2003                     $11,587.00
August 2004                     $12,915.00


S&P 500/Barra Growth Index++++++

Date                              Value

11/13/2002**                    $10,000.00
August 2003                     $11,217.00
August 2004                     $11,995.00


Lehman Brothers Aggregate Bond Index++++++++

Date                              Value

11/13/2002**                    $10,000.00
August 2003                     $10,249.00
August 2004                     $10,878.00



       * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

      ** Commencement of operations.

      ++ ML Fundamental Growth Principal Protected Fund consists primarily of common stocks and U.S. Treasury bonds, including zero coupon bonds.

    ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

  ++++++ This unmanaged Index is a capitalization-weighted index of all stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios.

++++++++ This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

         Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 8/31/04                   +1.50%           -3.83%
Inception (11/13/02)
through 8/31/04                          +3.00            -0.04

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 8/31/04                   +0.81%           -3.19%
Inception (11/13/02)
through 8/31/04                          +2.22            +0.02

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class C & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Fundamental Growth Principal Protected Fund++ Class C and Class I Shares* compared to a similar investment in S&P 500 Index++++, S&P 500/Barra Growth Index++++++ and Lehman Brothers Aggregate Bond Index++++++++. Values illustrated are as follows:


ML Fundamental Growth Principal Protected Fund++
Class C Shares*

Date                              Value

11/13/2002**                    $10,000.00
August 2003                     $10,320.00
August 2004                     $10,400.00


ML Fundamental Growth Principal Protected Fund++
Class I Shares*

Date                              Value

11/13/2002**                    $ 9,475.00
August 2003                     $ 9,864.00
August 2004                     $10,040.00


S&P 500 Index++++

Date                              Value

11/13/2002**                    $10,000.00
August 2003                     $11,587.00
August 2004                     $12,915.00


S&P 500/Barra Growth Index++++++

Date                              Value

11/13/2002**                    $10,000.00
August 2003                     $11,217.00
August 2004                     $11,995.00


Lehman Brothers Aggregate Bond Index++++++++

Date                              Value

11/13/2002**                    $10,000.00
August 2003                     $10,249.00
August 2004                     $10,878.00


       * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

      ** Commencement of operations.

      ++ ML Fundamental Growth Principal Protected Fund consists primarily of common stocks and U.S. Treasury bonds, including zero coupon bonds.

    ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

  ++++++ This unmanaged Index is a capitalization-weighted index of all stocks in the S&P 500 Index that have higher price-to-book ratios.

++++++++ This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

         Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 8/31/04                   +0.78%           -0.22%
Inception (11/13/02)
through 8/31/04                          +2.21            +2.21

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 8/31/04                   +1.79%           -3.56%
Inception (11/13/02)
through 8/31/04                          +3.27            +0.22

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2004 and held through August 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  Expenses Paid
                                                            Beginning            Ending         During the Period*
                                                          Account Value      Account Value        March 1, 2004
                                                          March 1, 2004     August 31, 2004     to August 31, 2004
Actual

Class A                                                       $1,000           $  942.50              $ 9.77
Class B                                                       $1,000           $  939.40              $13.53
Class C                                                       $1,000           $  938.60              $13.52
Class I                                                       $1,000           $  944.30              $ 8.55

Hypothetical (5% annual return before expenses)**

Class A                                                       $1,000           $1,015.21              $10.13
Class B                                                       $1,000           $1,011.32              $14.03
Class C                                                       $1,000           $1,011.32              $14.03
Class I                                                       $1,000           $1,016.48              $ 8.87

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.99% for Class A, 2.76% for Class B, 2.76% for Class C and 1.74% for Class I), multiplied by the average account value over the period, multiplied by 186/368 (to reflect the  one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 368.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004


Schedule of Investments

Industry*                     Shares Held    Common Stocks                                                         Value
Biotechnology--0.9%                23,800  ++Gilead Sciences, Inc.                                            $   1,645,294

Chemicals--1.0%                    18,700    Air Products and Chemicals, Inc.                                       979,506
                                   24,500    Praxair, Inc.                                                          994,210
                                                                                                              -------------
                                                                                                                  1,973,716

Commercial Services                10,200  ++Monster Worldwide Inc.                                                 206,346
& Supplies--0.1%

Communications                     16,200  ++Avaya Inc.                                                             196,344
Equipment--3.0%                   166,100  ++Cisco Systems, Inc.                                                  3,116,036
                                   75,700  ++Corning Incorporated                                                   766,084
                                  280,100  ++Lucent Technologies Inc.                                               876,713
                                   44,800    Motorola, Inc.                                                         723,520
                                                                                                              -------------
                                                                                                                  5,678,697

Computers & Peripherals--1.0%      66,300    Hewlett-Packard Company                                              1,186,107
                                   32,000  ++SanDisk Corporation                                                    747,200
                                                                                                              -------------
                                                                                                                  1,933,307

Consumer Finance--0.6%             22,500    American Express Company                                             1,125,450

Electrical Equipment--1.2%         15,600    Emerson Electric Company                                               971,100
                                   34,200    Rockwell Automation, Inc.                                            1,333,800
                                                                                                              -------------
                                                                                                                  2,304,900

Electronic Equipment               26,800  ++Agilent Technologies, Inc.                                             549,400
& Instruments--0.8%                30,400    Tektronix, Inc.                                                        868,528
                                                                                                              -------------
                                                                                                                  1,417,928

Energy Equipment                   32,500    Baker Hughes Incorporated                                            1,278,225
& Service--1.9%                    35,800    Schlumberger Limited                                                 2,212,440
                                                                                                              -------------
                                                                                                                  3,490,665

Food Products--0.4%                24,100    McCormick & Company Incorporated                                       808,555

Health Care Equipment              30,900    Alcon, Inc.                                                          2,312,556
& Supplies--4.3%                   47,900  ++Boston Scientific Corporation                                        1,711,467
                                   20,600    DENTSPLY International Inc.                                          1,049,570
                                   44,600    Medtronic, Inc.                                                      2,218,850
                                   24,300  ++Varian Medical Systems, Inc.                                           805,545
                                                                                                              -------------
                                                                                                                  8,097,988

Hotels, Restaurants                16,300    Marriott International, Inc. (Class A)                                 773,435
& Leisure--1.3%                    20,000  ++Starbucks Corporation                                                  864,800
                                   19,700    Starwood Hotels & Resorts Worldwide, Inc.                              870,740
                                                                                                              -------------
                                                                                                                  2,508,975

IT Services--0.9%                  28,000    First Data Corporation                                               1,183,000
                                   10,700  ++Hewitt Associates, Inc. (Class A)                                      282,587
                                    9,100    Paychex, Inc.                                                          269,997
                                                                                                              -------------
                                                                                                                  1,735,584

Industrial Conglomerates--4.7%     46,100    3M Co.                                                               3,796,796
                                  152,900    General Electric Company                                             5,013,591
                                                                                                              -------------
                                                                                                                  8,810,387

Internet & Catalog Retail--1.3%    20,500  ++eBay Inc.                                                            1,774,070
                                   30,800  ++IAC/InterActiveCorp                                                    702,548
                                                                                                              -------------
                                                                                                                  2,476,618


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004


Schedule of Investments (continued)

Industry*                     Shares Held    Common Stocks                                                         Value
Internet Software                  24,800  ++Yahoo! Inc.                                                      $     707,048
& Services--0.4%

Machinery--1.6%                    14,600    Cummins Inc.                                                           982,434
                                   14,000    Eaton Corporation                                                      844,900
                                   18,800    PACCAR Inc.                                                          1,131,572
                                                                                                              -------------
                                                                                                                  2,958,906

Metals & Mining--0.9%              22,600    Freeport-McMoRan Copper & Gold, Inc. (Class B)                         850,438
                                    9,900    Phelps Dodge Corporation                                               807,444
                                                                                                              -------------
                                                                                                                  1,657,882

Office Electronics--0.6%           24,000    Canon, Inc.                                                          1,141,555

Oil & Gas--1.7%                    26,200    Apache Corporation                                                   1,170,878
                                   20,600    Devon Energy Corporation                                             1,335,086
                                   23,400    Pioneer Natural Resources Company                                      782,730
                                                                                                              -------------
                                                                                                                  3,288,694

Pharmaceuticals--0.8%              30,600  ++Forest Laboratories, Inc.                                            1,403,010

Semiconductors & Semiconductor     21,600    Analog Devices, Inc.                                                   749,952
Equipment--2.7%                   148,500    Intel Corporation                                                    3,161,565
                                   60,200    Texas Instruments Incorporated                                       1,176,308
                                                                                                              -------------
                                                                                                                  5,087,825

Software--4.0%                     20,100    Adobe Systems Incorporated                                             921,987
                                   18,100  ++Electronic Arts Inc.                                                   901,018
                                  156,900    Microsoft Corporation                                                4,283,370
                                  129,600  ++Oracle Corporation                                                   1,292,112
                                                                                                              -------------
                                                                                                                  7,398,487

Specialty Retail--2.1%             26,600    Best Buy Co., Inc.                                                   1,237,432
                                   16,200    Lowe's Companies, Inc.                                                 805,140
                                   27,400  ++Rent A Center Inc.                                                     824,740
                                   40,500    Staples, Inc.                                                        1,161,540
                                                                                                              -------------
                                                                                                                  4,028,852

Textiles, Apparel &                20,200  ++Coach, Inc.                                                            851,430
Luxury Goods--1.5%                 25,600    Nike, Inc. (Class B)                                                 1,927,936
                                                                                                              -------------
                                                                                                                  2,779,366

                                             Total Common Stocks
                                             (Cost--$67,712,111)--39.7%                                          74,666,035




                                     Face
                                   Amount    U.S. Government Obligations
                                             U.S. Treasury STRIPS (a):
                              $34,998,000       3.153%** due 8/15/2009                                           29,555,496
                               99,125,000       3.738%** due 11/15/2009                                          82,999,345

                                             Total U.S. Government Obligations
                                             (Cost--$111,772,759)--59.8%                                        112,554,841


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004


Schedule of Investments (concluded)

                               Beneficial
                                 Interest    Short-Term Securities                                                 Value
                               $1,384,140    Merrill Lynch Liquidity Series,
                                             LLC Cash Sweep Series I (b)                                      $   1,384,140

                                             Total Short-Term Securities
                                             (Cost--$1,384,140)--0.7%                                             1,384,140

Total Investments (Cost--$180,869,010***)--100.2%                                                               188,605,016
Liabilities in Excess of Other Assets--(0.2%)                                                                     (444,821)
                                                                                                              -------------
Net Assets--100.0%                                                                                            $ 188,160,195
                                                                                                              =============

++Non-income producing security.

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.These industry classifications are unaudited.

**Represents a zero coupon bond; the interest rate shown reflects the effective rate paid at the time of purchase by the Fund.

***The cost and unrealized appreciation/depreciation of investments as of August 31, 2004, as computed for federal income tax purposes were as follows:


Aggregate cost                         $ 182,976,240
                                       =============
Gross unrealized appreciation          $  10,390,909
Gross unrealized depreciation            (4,762,133)
                                       -------------
Net unrealized appreciation            $   5,628,776
                                       =============


(a)Separately Traded Registered Interest and Principal of
Securities (STRIPS).

(b)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                       Interest/
                                           Net          Dividend
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I             $(1,025,736)     $35,246
Merrill Lynch Liquidity Series,
   LLC Money Market Series                      --      $   135
Merrill Lynch Premier
   Institutional Fund                           --      $ 2,304


See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004


Statement of Assets and Liabilities

As of August 31, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$179,484,870)                 $   187,220,876
           Investments in affiliated securities, at value (identified cost--$1,384,140)                           1,384,140
           Foreign cash (cost--$6,790)                                                                                6,779
           Receivables:
               Securities sold                                                            $       189,060
               Dividends                                                                           74,749
               Interest from affiliates                                                             1,256           265,065
                                                                                          ---------------
           Prepaid registration fees                                                                                  4,046
                                                                                                            ---------------
           Total assets                                                                                         188,880,906
                                                                                                            ---------------

Liabilities

           Payables:
               Beneficial interest redeemed                                                       360,888
               Distributor                                                                        150,208
               Financial warranty fee                                                             130,786
               Other affiliates                                                                    41,281
               Investment adviser                                                                  13,385           696,548
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                    24,163
                                                                                                            ---------------
           Total liabilities                                                                                        720,711
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   188,160,195
                                                                                                            ===============

Net Assets Consist of

           Paid-in capital, unlimited number of shares of beneficial interest authorized                    $   175,184,121
           Undistributed realized capital gains--net                                      $     5,240,079
           Unrealized appreciation--net                                                         7,735,995
                                                                                          ---------------
           Total accumulated earnings--net                                                                       12,976,074
                                                                                                            ---------------
           Net Assets                                                                                       $   188,160,195
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $8,309,124 and 792,189 shares of beneficial
                    interest outstanding                                                                    $         10.49
                                                                                                            ===============
           Class B--Based on net assets of $96,960,940 and 9,334,718 shares of beneficial
                    interest outstanding                                                                    $         10.39
                                                                                                            ===============
           Class C--Based on net assets of $71,215,618 and 6,854,415 shares of beneficial
                    interest outstanding                                                                    $         10.39
                                                                                                            ===============
           Class I--Based on net assets of $11,674,513 and 1,110,161 shares of beneficial
                    interest outstanding                                                                    $         10.52
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004


Statement of Operations

For the Year Ended August 31, 2004
Investment Income

           Interest (including $35,246 from affiliates)                                                     $     3,667,171
           Dividends (net of $9,732 foreign withholding tax)                                                        900,039
           Securities lending--net                                                                                    2,439
                                                                                                            ---------------
           Total income                                                                                           4,569,649
                                                                                                            ---------------

Expenses

           Financial warranty fee                                                         $     1,840,060
           Investment advisory fees                                                             1,470,539
           Account maintenance and distribution fees--Class B                                   1,110,586
           Account maintenance and distribution fees--Class C                                     889,451
           Transfer agent fees--Class B                                                           136,915
           Accounting services                                                                    112,458
           Transfer agent fees--Class C                                                           112,444
           Offering costs                                                                         102,704
           Professional fees                                                                       71,635
           Printing and shareholder reports                                                        38,347
           Account maintenance fees--Class A                                                       28,773
           Custodian fees                                                                          26,950
           Trustees' fees and expenses                                                             23,650
           Transfer agent fees--Class I                                                            15,658
           Transfer agent fees--Class A                                                            12,249
           Registration fees                                                                        6,044
           Pricing fees                                                                             4,254
           Other                                                                                   20,909
                                                                                          ---------------
           Total expenses before waiver                                                         6,023,626
           Waiver of expenses                                                                     (2,277)
                                                                                          ---------------
           Total expenses after waiver                                                                            6,021,349
                                                                                                            ---------------
           Investment loss--net                                                                                 (1,451,700)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss)on:
               Investments--net                                                                11,090,780
               Foreign currency transactions--net                                                 (7,835)        11,082,945
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                               (5,429,308)
               Foreign currency transactions--net                                                   5,315       (5,423,993)
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                                5,658,952
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     4,207,252
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004


Statements of Changes in Net Assets
                                                                                                             For the Period
                                                                                              For the         November 13,
                                                                                             Year Ended        2002++ to
                                                                                             August 31,        August 31,
Increase (Decrease) in Net Assets:                                                             2004               2003
Operations

           Investment loss--net                                                           $   (1,451,700)   $     (460,588)
           Realized gain (loss)--net                                                           11,082,945       (4,391,154)
           Unrealized appreciation/depreciation--net                                          (5,423,993)        13,159,988
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                 4,207,252         8,308,246
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                           (54,637)          (16,518)
               Class B                                                                           (36,407)         (112,921)
               Class C                                                                                 --          (99,164)
               Class I                                                                           (97,873)          (21,410)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders                  (188,917)         (250,013)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

           Net increase (decrease) in net assets derived from beneficial interest
           transactions                                                                      (67,566,584)       243,550,211
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                           (63,548,249)       251,608,444
           Beginning of period                                                                251,708,444           100,000
                                                                                          ---------------   ---------------
           End of period*                                                                 $   188,160,195   $   251,708,444
                                                                                          ===============   ===============
               * Undistributed investment income--net                                                  --   $       188,905
                                                                                          ===============   ===============

              ++ Commencement of operations.

                 See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004


Financial Highlights
                                                                                                      Class A

                                                                                               For the       For the Period
The following per share data and ratios have been derived                                        Year         November 13,
from information provided in the financial statements.                                          Ended          2002++ to
                                                                                              August 31,       August 31,
Increase (Decrease) in Net Asset Value:                                                          2004             2003
Per Share Operating Performance

           Net asset value, beginning of period                                             $       10.38     $       10.00
                                                                                            -------------     -------------
           Investment income--net                                                              --***+++++               .04
           Realized and unrealized gain--net                                                          .16               .35
                                                                                            -------------     -------------
           Total from investment operations                                                           .16               .39
                                                                                            -------------     -------------
           Less dividends from investment income--net                                               (.05)             (.01)
                                                                                            -------------     -------------
           Net asset value, end of period                                                   $       10.49     $       10.38
                                                                                            =============     =============

Total Investment Return**

           Based on net asset value per share                                                       1.50%          3.90%+++
                                                                                            =============     =============

Ratios to Average Net Assets

           Expenses, net of waiver                                                                  1.99%            2.11%*
                                                                                            =============     =============
           Expenses                                                                                 2.00%            2.11%*
                                                                                            =============     =============
           Investment income--net                                                                    .02%             .41%*
                                                                                            =============     =============

Supplemental Data

           Net assets, end of period (in thousands)                                         $       8,309     $      15,668
                                                                                            =============     =============
           Portfolio turnover                                                                      71.29%           106.91%
                                                                                            =============     =============

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

     +++++ Amount is less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004


Financial Highlights (continued)
                                                                                                      Class B

                                                                                               For the       For the Period
The following per share data and ratios have been derived                                        Year         November 13,
from information provided in the financial statements.                                          Ended          2002++ to
                                                                                              August 31,       August 31,
Increase (Decrease) in Net Asset Value:                                                          2004             2003
Per Share Operating Performance

           Net asset value, beginning of period                                             $       10.31     $       10.00
                                                                                            -------------     -------------
           Investment loss--net                                                                  (.08)***             (.03)
           Realized and unrealized gain--net                                                          .16               .35
                                                                                            -------------     -------------
           Total from investment operations                                                           .08               .32
                                                                                            -------------     -------------
           Less dividends from investment income--net                                             --+++++             (.01)
                                                                                            -------------     -------------
           Net asset value, end of period                                                   $       10.39     $       10.31
                                                                                            =============     =============

Total Investment Return**

           Based on net asset value per share                                                        .81%          3.20%+++
                                                                                            =============     =============

Ratios to Average Net Assets

           Expenses, net of waiver                                                                  2.76%            2.88%*
                                                                                            =============     =============
           Expenses                                                                                 2.76%            2.88%*
                                                                                            =============     =============
           Investment loss--net                                                                    (.74%)           (.36%)*
                                                                                            =============     =============

Supplemental Data

           Net assets, end of period (in thousands)                                         $      96,961     $     117,426
                                                                                            =============     =============
           Portfolio turnover                                                                      71.29%           106.91%
                                                                                            =============     =============

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

     +++++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004


Financial Highlights (continued)
                                                                                                      Class C

                                                                                               For the       For the Period
The following per share data and ratios have been derived                                        Year         November 13,
from information provided in the financial statements.                                          Ended          2002++ to
                                                                                              August 31,       August 31,
Increase (Decrease) in Net Asset Value:                                                          2004             2003
Per Share Operating Performance

           Net asset value, beginning of period                                             $       10.31     $       10.00
                                                                                            -------------     -------------
           Investment loss--net                                                                  (.08)***             (.03)
           Realized and unrealized gain--net                                                          .16               .35
                                                                                            -------------     -------------
           Total from investment operations                                                           .08               .32
                                                                                            -------------     -------------
           Less dividends from investment income--net                                                  --             (.01)
                                                                                            -------------     -------------
           Net asset value, end of period                                                   $       10.39     $       10.31
                                                                                            =============     =============

Total Investment Return**

           Based on net asset value per share                                                        .78%          3.20%+++
                                                                                            =============     =============

Ratios to Average Net Assets

           Expenses, net of waiver                                                                  2.76%            2.88%*
                                                                                            =============     =============
           Expenses                                                                                 2.76%            2.88%*
                                                                                            =============     =============
           Investment loss--net                                                                    (.75%)           (.36%)*
                                                                                            =============     =============

Supplemental Data

           Net assets, end of period (in thousands)                                         $      71,216     $     101,111
                                                                                            =============     =============
           Portfolio turnover                                                                      71.29%           106.91%
                                                                                            =============     =============

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004


Financial Highlights (concluded)
                                                                                                      Class I

                                                                                               For the       For the Period
The following per share data and ratios have been derived                                        Year         November 13,
from information provided in the financial statements.                                          Ended          2002++ to
                                                                                              August 31,       August 31,
Increase (Decrease) in Net Asset Value:                                                          2004             2003
Per Share Operating Performance

           Net asset value, beginning of period                                             $       10.40     $       10.00
                                                                                            -------------     -------------
           Investment income--net                                                                  .03***               .06
           Realized and unrealized gain--net                                                          .16               .35
                                                                                            -------------     -------------
           Total from investment operations                                                           .19               .41
                                                                                            -------------     -------------
           Less dividends from investment income--net                                               (.07)             (.01)
                                                                                            -------------     -------------
           Net asset value, end of period                                                   $       10.52     $       10.40
                                                                                            =============     =============

Total Investment Return**

           Based on net asset value per share                                                       1.79%          4.10%+++
                                                                                            =============     =============

Ratios to Average Net Assets

           Expenses, net of waiver                                                                  1.74%            1.86%*
                                                                                            =============     =============
           Expenses                                                                                 1.75%            1.86%*
                                                                                            =============     =============
           Investment income--net                                                                    .27%             .67%*
                                                                                            =============     =============

Supplemental Data

           Net assets, end of period (in thousands)                                         $      11,675     $      17,503
                                                                                            =============     =============
           Portfolio turnover                                                                      71.29%           106.91%
                                                                                            =============     =============

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Principal Protected Fund (the "Fund") is part of Merrill Lynch Principal Protected Trust (the "Trust"). The Fund is a separate diversified series of the Trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of the Fund were offered during the initial offering period but will not be offered during the Guarantee Period from November 13, 2002 through November 13, 2009 (the "Guarantee Maturity Date"), except in connection with reinvestment of dividends and distributions. The Fund will be offered on a continuous basis after the Guarantee Maturity Date without the principal protection feature. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National
Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees were amortized over a twelve month period beginning with the commencement of operations of the Fund.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Offering costs--Prepaid offering costs were amortized over a twelve month period beginning with the commencement of operations of the Fund.

(j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,451,712 has been reclassified between undistributed net realized capital gains and accumulated net investment loss as a result of permanent differences attributable to net operating losses and foreign currency transaction gains/losses. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the Fund's average daily net assets. MLIM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.99%. This arrangement has a one-year term and is renewable. For the year ended August 31, 2004, MLIM earned fees of $1,470,539, of which $2,277 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                Account
                            Maintenance         Distribution
                                    Fee                  Fee

Class A                            .25%                   --
Class B                            .25%                 .75%
Class C                            .25%                 .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 2004, MLPF&S received contingent deferred sales charges of $528,420 and $20,177 relating to transactions in Class B and Class C Shares, respectively.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004



Notes to Financial Statements (continued)


The Trust, on behalf of the Fund, has entered into a Financial Warranty Agreement with Main Place Funding, LLC (the "Warranty Provider"). The Financial Warranty Agreement is intended to make sure that on the Guarantee Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder's account (less expenses and sales charges not covered by the Financial Warranty Agreement), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed (the "Guaranteed Amount"). The Fund will pay to the Warranty Provider, under the Financial Warranty Agreement, an annual fee equal to .80% of the Fund's average daily net assets during the Guarantee Period. If the value of the Fund's assets on the Guarantee Maturity Date is insufficient to result in the value of each shareholder's account being at least equal to the shareholder's Guaranteed Amount, the Warranty Provider will pay the Fund an amount sufficient to make sure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended August 31, 2004, MLIM LLC received $1,369 in securities lending agent fees.

In addition, MLPF&S received $45,730 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2004.

For the year ended August 31, 2004 the Fund reimbursed MLIM $4,631 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or Trustees of the Fund are officers and/or
Trustees of MLIM, FDS, PSI, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2004 were $158,982,186 and $230,272,914, respectively.


4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was ($67,566,584) and $243,550,211 for the year ended August 31, 2004 and the period November 13, 2002 to August 31, 2003, respectively.

Transactions in beneficial interest for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares issued to shareholders
   in reinvestment of dividends            4,983     $       53,125
Shares redeemed                        (722,948)        (7,808,864)
                                   -------------     --------------
Net decrease                           (717,965)     $  (7,755,739)
                                   =============     ==============


Class A Shares for the Period
November 13, 2002++ to                                       Dollar
August 31, 2003                           Shares             Amount

Shares sold                            1,728,903     $   17,289,025
Shares issued to shareholders
   in reinvestment of dividends            1,644             16,277
                                   -------------     --------------
Total issued                           1,730,547         17,305,302
Shares redeemed                        (222,893)        (2,261,216)
                                   -------------     --------------
Net increase                           1,507,654     $   15,044,086
                                   =============     ==============

++Prior to November 13, 2002 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


Class B Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares issued to shareholders
   in reinvestment of dividends            3,327     $       35,303
Shares redeemed                      (2,055,472)       (22,036,707)
                                   -------------     --------------
Net decrease                         (2,052,145)     $ (22,001,404)
                                   =============     ==============


Class B Shares for the Period
November 13, 2002++ to                                       Dollar
August 31, 2003                           Shares             Amount

Shares sold                           12,121,294     $  121,213,321
Shares issued to shareholders
   in reinvestment of dividends           11,179            110,673
                                   -------------     --------------
Total issued                          12,132,473        121,323,994
Shares redeemed                        (748,110)        (7,526,686)
                                   -------------     --------------
Net increase                          11,384,363     $  113,797,308
                                   =============     ==============

++Prior to November 13, 2002 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


Class C Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares redeemed                      (2,950,521)     $ (31,608,625)
                                   -------------     --------------
Net decrease                         (2,950,521)     $ (31,608,625)
                                   =============     ==============



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004



Notes to Financial Statements (concluded)


Class C Shares for the Period
November 13, 2002++ to                                       Dollar
August 31, 2003                           Shares             Amount

Shares sold                           10,623,580     $  106,236,510
Shares issued to shareholders
   in reinvestment of dividends            9,891             97,927
                                   -------------     --------------
Total issued                          10,633,471        106,334,437
Shares redeemed                        (831,035)        (8,359,445)
                                   -------------     --------------
Net increase                           9,802,436     $   97,974,992
                                   =============     ==============

++Prior to November 13, 2002 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


Class I Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares issued to shareholders
   in reinvestment of dividends            8,784     $       93,726
Shares redeemed                        (582,313)        (6,294,542)
                                   -------------     --------------
Net decrease                           (573,529)     $  (6,200,816)
                                   =============     ==============


Class I Shares for the Period
November 13, 2002++ to                                       Dollar
August 31, 2003                           Shares             Amount

Shares sold                            2,268,099     $   22,681,653
Shares issued to shareholders
   in reinvestment of dividends            2,138             21,183
                                   -------------     --------------
Total issued                           2,270,237         22,702,836
Shares redeemed                        (589,047)        (5,969,011)
                                   -------------     --------------
Net increase                           1,681,190     $   16,733,825
                                   =============     ==============

++Prior to November 13, 2002 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended August 31, 2004.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2004 and August 31, 2003 was as follows:


                                       8/31/2004          8/31/2003
Distributions paid from:
   Ordinary income                 $     188,917     $      250,013
                                   -------------     --------------
Total taxable distributions        $     188,917     $      250,013
                                   =============     ==============


As of August 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                   $    2,729,598
Undistributed long-term capital gains--net                4,617,712
                                                     --------------
Total undistributed earnings--net                         7,347,310
Capital loss carryforward                                        --
Unrealized gains--net                                    5,628,764*
                                                     --------------
Total accumulated earnings--net                      $   12,976,074
                                                     ==============

*The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees,
Merrill Lynch Fundamental Growth Principal Protected Fund

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Fundamental Growth Principal Protected Fund, including the schedule of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period November 13, 2002 (commencement of operations) through August 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Fundamental Growth Principal Protected Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period November 13, 2002 through August 31, 2003 in conformity with U.S. generally accepted accounting principles.


(Ernst & Young, LLP)
Philadelphia, Pennsylvania
October 15, 2004



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Fundamental Growth
Principal Protected Fund of Merrill Lynch Principal Protected Trust to shareholders of record on December 12, 2003:


Qualified Dividend Income for Individuals           100%
Dividends Qualifying for the Dividends
   Received Deduction for Corporations              100%
Federal Obligation Interest                       84.77%


The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004


Officers and Trustees (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)   Length of                                              Fund Complex   Directorships
                       Held with     Time                                                   Overseen by    Held by
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Trustee

Terry K. Glenn*        President     2002 to  President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011          and           present  Managers, L.P. ("MLIM")/Fund Asset            157 Portfolios
Princeton,             Trustee                Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region)
Age: 63                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
Services and Princeton Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
President, Mr. Glenn serves at the pleasure of the Board of Trustees.



Independent Trustees*

David O. Beim          Trustee       2002 to  Professor of Finance and Economics at the     14 Funds       None
P.O. Box 9095                        present  Columbia University Graduate School of        17 Portfolios
Princeton,                                    Business since 1991; Chairman of Outward
NJ 08543-9095                                 Bound U.S.A. from 1997 to 2002; Chairman
Age: 64                                       of Wave Hill, Inc. since 1990.


James T. Flynn         Trustee       2002 to  Chief Financial Officer of J.P. Morgan &      14 Funds       None
P.O. Box 9095                        present  Co., Inc. from 1990 to 1995 and an            17 Portfolios
Princeton,                                    employee of J.P. Morgan in various
NJ 08543-9095                                 capacities from 1967 to 1995.
Age: 64


W. Carl Kester         Trustee       2002 to  Mizuho Financial Group Professor of           14 Funds       None
P.O. Box 9095                        present  Finance; Senior Associate Dean and            17 Portfolios
Princeton,                                    Chairman of the MBA Program of Harvard
NJ 08543-9095                                 University Graduate School of Business
Age: 52                                       Administration since 1999; James R.
                                              Williston Professor of Business
                                              Administration of Harvard University
                                              Graduate School of Business from 1997 to
                                              1999; MBA Class of 1977, Professor of
                                              Business Administration of Harvard
                                              University Graduate School of Business
                                              Administration from 1981 to 1997;
                                              Independent Consultant since 1978.


Karen P. Robards       Trustee       2002 to  President of Robards & Company, a financial   14 Funds       None
P.O. Box 9095                        present  advisory since 1987; formerly an investment   17 Portfolios
Princeton,                                    banker with Morgan Stanley for more than
NJ 08543-9095                                 ten years; Director of Enable Medical Corp.
Age: 54                                       since 1996; Director of Atricure, Inc.
                                              since 2000; Director of CineMuse Inc.
                                              from 1996 to 2000; Director of the Cooke
                                              Center for Learning and Development, a
                                              not-for-profit organization, since 1987.


* The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 31, 2004


Officers and Trustees (unaudited)(concluded)

                       Position(s)   Length of
                       Held with     Time
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice          2002 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President     present  1999; Senior Vice President, Director and Treasurer of Princeton Services
Princeton,             and                    since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011          Treasurer              since 1990.
Age: 44


Robert C. Doll, Jr.    Senior        2002 to  President of MLIM and member of the Executive Management Committee of
P.O. Box 9011          Vice          present  ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,             President              Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
NJ 08543-9011                                 at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer
Age: 50                                       thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds, Inc.
                                              from 1991 to 1999.


Jeffrey Hiller         Chief         2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011          Compliance    present  President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,             Officer                of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                       Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino    Secretary     2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                        present  1999 to 2002; Attorney associated with MLIM since 1997.
Princeton,
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



MERRILL LYNCH FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
AUGUST 3, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T.
Flynn and (4) Karen P. Robards.

The registrant's board of directors has determined that David O.
Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 11 years.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -
                Fiscal Year Ending August 31, 2004 - $26,000
                Fiscal Year Ending August 31, 2003 - $31,500

(b) Audit-Related Fees -
                Fiscal Year Ending August 31, 2004 - $0
                Fiscal Year Ending August 31, 2003 - $0

(c) Tax Fees -
                Fiscal Year Ending August 31, 2004 - $5,200
                Fiscal Year Ending August 31, 2003 - $5,000

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -
                Fiscal Year Ending August 31, 2004 - $0
                Fiscal Year Ending August 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending August 31, 2004 - $5,200
    Fiscal Year Ending August 31, 2003 - $5,000

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Fundamental Growth Principal Protected Fund of
Merrill Lynch Principal Protected Trust


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust


Date: October 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust


Date: October 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust


Date: October 18, 2004